SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 18, 2007
 Date of Report (Date of earliest event reported)

LANDBANK GROUP, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-52315	20-1915083
(State of Other Jurisdiction Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7030 HAYVENHURST AVE, VAN NUYS, CALIFORNIA 91406
(Address of principal executive offices, including zip code)

(818) 464-1640
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CAR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CAR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CAR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Item 5.02 Departure of Directors.

On June 18, 2007, Steven Weber resigned from the Board of Directors of Landbank Group Inc. to pursue other business opportunities.

On June 22, 2007, John Beck resigned from the Board of Directors of Landbank Group Inc. to pursue other business opportunities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDBANK GROUP, INC.

June 22, 2007	By:	/s/ John Genesi
John Genesi
Chief Financial Officer